UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       December 30, 2005
                                                 ----------------------------

                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 30, 2005, the Board of Directors of Ramtron International Corporation (the "Company") approved the immediate acceleration of vesting of unvested and "out-of-the money" non-qualified stock options previously awarded to officers and employees with option exercise prices greater than $2.75. The affected options held by officers and employees had a range of exercise prices between $2.79 and $4.45, with a weighted average exercise price of $3.57. Options exercisable for a total of 849,397 shares were accelerated. No unvested options held by outside directors were accelerated. The closing price per share of the Company's common stock on December 30, 2005 was $2.03. All affected stock options will continue to be governed by their respective original terms and conditions.

Each of the Company's executive officers and certain other employees have entered into a Resale Restriction Agreement that imposes restrictions on the sale of any shares received through the exercise of accelerated options until the earlier of: the original vesting dates set forth in the option agreement, termination of employment, or in connection with a change in control pursuant to the terms of each individual's change of control agreement. The accelerated options represent approximately 13.7% of the total of all outstanding Company options.

Of the total number of shares subject to accelerated options, executive officers of the Company held options to purchase an aggregate of 251,250 shares of common stock:

                                                        Stock Option Grant
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                                                     Number of      Per Share
                                         Grant        Shares        Exercise
Name                    Position         Date       Accelerated      Price
-----------------      ----------      ---------    -----------     --------

Staunton, William      CEO             12/2/2004      112,500        $3.71
                                       12/3/2002       25,000        $3.80

Jones, Greg            President-      12/2/2004       45,000        $3.71
                       Technology      12/3/2002       12,500        $3.80
                       Group

Balzer, Eric           CFO             12/2/2004       56,250        $3.71

The accelerated vesting of options is intended to eliminate any future reportable compensation expense relating to the accelerated options upon the adoption of Statement of Financial Accounting Standards (SFAS) No. 123(R), "Share Based Payment," effective for the Company's fiscal year beginning in the first quarter of 2006. The Company's aggregate pre-tax compensation expense that will be avoided is approximately $1.1 million, of which approximately $650,000 would have been recognized in 2006.

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A copy of the form of Resale Restriction Agreement is attached hereto as
Exhibit 10.38 and is incorporated herein by reference.

On December 30, 2005, the Company entered into a Loan Modification Agreement which completed the restructuring of its Amended and Restated Loan Agreement with Silicon Valley Bank, a subsidiary of Silicon Valley Bancshares. The Loan Modification Agreement provides for the waiver of the Company's event of default on October 31, 2005, as previously reported in the Company's quarterly report for the period ended September 30, 2005, revises the financial covenants to better reflect the Company's operations, and includes provision for the Company's investment in its Canadian subsidiary and payments pursuant to the recent mortgage financing of the Company's Colorado Springs facility.

A copy of the Loan Modification Agreement is attached hereto as Exhibit 10.39 and is incorporated herein by reference.

A copy of the press release announcing the acceleration of options and the Loan Modification Agreement is attached hereto as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

         10.38 Form of Resale Restriction Agreement between Ramtron International Corporation and its executive officers and certain employees.

         10.39 Loan Modification Agreement between Ramtron International Corporation and Silicon Valley Bank dated December 30, 2005.

         99.1   Press Release dated January 5, 2006

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated January 5, 2006

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